Exhibit 10.3

FIRST AMENDMENT TO FORBEARANCE AGREEMENT

This First Amendment to Forbearance Agreement is entered into as of April 1, 2003 by and among:

Cybex International, Inc. (hereinafter, the “Borrower”), a New York corporation with its principal executive offices at 10 Trotter Drive, Medway, Massachusetts;

The subsidiaries of the Borrower identified on the signature pages hereto (individually, a “Guarantor” and collectively, the “Guarantors”);

The Lenders party to the Credit Agreement (defined below) (hereinafter collectively, the “Lenders”);

Wachovia Bank National Association, as Agent for the Lenders (hereinafter, in such capacity, the “Administrative Agent”), having an office at One First Union Center, 301 South College Street, Charlotte, North Carolina,

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

WITNESSETH:

1.	Background. The Administrative Agent, the Lenders, the Borrower, and the Guarantors entered into a Forbearance Agreement as of April 1, 2003 (the “Forbearance Agreement”), pursuant to which the Lenders agreed to forbear from exercising certain of their rights and remedies upon default, subject to the terms therein contained. The Administrative Agent, the Lenders, the Borrower, and the Guarantors desire to amend the Forbearance Agreement on the terms set forth herein.

NOW THEREFORE, the parties agree as follows:

2.	Definitions. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Forbearance Agreement.

3.	Amendment to Forbearance Terms. The provisions of Section 5(d) of the Forbearance Agreement are hereby deleted in their entirety and the following substituted in their stead:

d.	Amortization of Term Loans and LOC Reimbursement Term Loans; Payment of Deferred Fee. All regularly scheduled principal payments required to be made on account of Term Loan A, Term Loan B and each LOC Reimbursement Term Loan from April l, 2003 through the expiration of the Forbearance Period, as well as the payment of the Deferred Fee which was due on March 31, 2003, shall be extended and shall become due on the earlier of the expiration of the Forbearance Period, or the consummation of a sale of the Borrower and/or any of its subsidiaries.

4.	Ratification of Credit Documents and Forbearance Agreement. The Borrower and the Guarantors hereby ratify, confirm, and reaffirm, each of the terms and conditions of the Credit Documents (including the Forbearance Agreement), and warrant and represent that all of the terms and conditions of the Credit Documents (including the Forbearance Agreement) remain in full force and effect and the Borrower and Guarantors shall comply therewith in all respects (except as provided herein). The Borrower and the Guarantors hereby ratify and confirm each of the representations and warranties set forth in the Credit Documents (including the Forbearance Agreement).

5.	General.

a.	This First Amendment to Forbearance Agreement, together with the Forbearance Agreement, constitute one entire agreement.

b.	In entering into this First Amendment to Forbearance Agreement, the Administrative Agent and the Lenders are not waiving any Existing Defaults.

c.	This Agreement incorporates all discussions and negotiations among the Borrower, the Guarantors, the Administrative Agent and the Lenders, either express or implied, concerning the matters included herein, any custom, usage, or course of dealings to the contrary notwithstanding. No such discussions, negotiations, custom, usage, or course of dealings shall limit, modify, or otherwise affect the provisions hereof.

d.	Except as modified hereby, all terms and conditions of the Credit Agreement, the Forbearance Agreement, and the other Credit Documents remain in full force and effect. The Borrower and each Guarantor shall continue to comply with all of the other terms and conditions of the Credit Agreement, the Forbearance Agreement, and other Credit Documents, as modified hereby.

e.	The Borrower and the Guarantors hereby warrant and represent to the Administrative Agent and the Lenders that the Borrower and the Guarantors have each read and understand each of the terms and conditions of this First Amendment to Forbearance Agreement and that they are entering into this First Amendment to Forbearance Agreement freely and voluntarily, without duress, after having had an opportunity for consultation with independent counsel of their own selection, and not in reliance upon any representations, warranties, or agreements made by the Administrative Agent or the Lenders and not set forth in this First Amendment to Forbearance Agreement.

f.	This Agreement may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

IN WITNESS WHEREOF, this Agreement has been executed as a sealed instrument as of the date first written above.

CYBEX INTERNATIONAL, INC.

By /s/ Arthur W. Hicks, Jr.

Print Name:	Arthur W. Hicks, Jr.

Title: Vice President

CYBEX CAPITAL CORP.

By /s/ Arthur W. Hicks, Jr.

Print Name:	Arthur W. Hicks, Jr.

Title: Vice President

EAGLE PERFORMANCE SYSTEMS, INC.

By /s/ Arthur W. Hicks, Jr.

Print Name:	Arthur W. Hicks, Jr.

Title: Vice President

GENERAL MEDICAL EQUIPMENT, LTD.

By /s/ Arthur W. Hicks, Jr.

Print Name:	Arthur W. Hicks, Jr.

Title: Vice President

LUMEX BED SYSTEMS, INC.

By /s/ Arthur W. Hicks, Jr.

Print Name:	Arthur W. Hicks, Jr.

Title: Vice President

CYBEX FITNESS GERATE VERTRIEBS, GMBH

By /s/ Arthur W. Hicks, Jr.

Print Name: Arthur W. Hicks, Jr.

Title: Vice President

TECTRIX FITNESS EQUIPMENT, INC.

By /s/ Arthur W. Hicks, Jr.

Print Name: Arthur W. Hicks, Jr.

Title: Vice President

AGREED AND ACCEPTED BY:

WACHOVIA BANK NATIONAL ASSOCIATION, as Administrative Agent and a Lender

By: /s/ Ron R. Ferguson
Print Name: Ron R. Ferguson
Title: Managing Director

FLEET NATIONAL BANK, as Lender

By: /s/ Kevin M. Behan
Print Name: Kevin M. Behan
Title: Vice President

FLEET CAPITAL CORPORATION, as Lender

By: /s/ Robert A. Mahoney
Print Name: Robert A. Mahoney
Title: Senior Vice President

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